UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest reported) June 3, 2008

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

(a)(1) Previous independent accountants

(i) On June 3, 2008, Sonic Innovations, Inc. (the “Registrant”) dismissed KPMG, LLP as its principal accountants.

(ii) The reports of KPMG, LLP on the consolidated financial statements of the registrant for the past two fiscal years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the consolidated financial statements of the registrant as of and for the years ended December 31, 2007 and 2006 contained a separate paragraph stating “as discussed in Notes 2 and 13 to the consolidated financial statements, effective January 1, 2007, Sonic Innovations, Inc. adopted Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes. As discussed in Notes 2 and 14 to the consolidated financial statements, effective January 1, 2006, Sonic Innovations, Inc. adopted Statement of Financial Accounting Standards No. 123(R) Accounting for Stock Compensation.

(iii) The decision to change independent accountants was approved by the registrant’s audit committee.

(iv) During the two most recent fiscal years ended December 31, 2007 and 2006 and through June 3, 2008, there have been no disagreements with KPMG, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, LLP would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(v) During the two most recent fiscal years and through June 3, 2008, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(a)(2) The registrant has requested that KMPG, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 9, 2008, is filed as Exhibit 16.1 is attached to this Form 8-K.

(b) New independent accountants

(i) The Registrant engaged PricewaterhouseCoopers, LLP as its new independent accountants as of June 3, 2008. During the two most recent fiscal years and through June 3, 2008, the Registrant has not consulted PricewaterhouseCoopers, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

16.1	KPMG’s letter to the SEC on the Changes in Registrant’s Certifying Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: June 9, 2008

SONIC INNOVATIONS, INC.

/s/ Michael M. Halloran
Michael M. Halloran Vice President and Chief Financial Officer